EXHIBIT 10.4
THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.
ECHO THERAPEUTICS, INC.
Senior Convertible Promissory Note due
February 12, 2011

No.	$
Dated: February 11, 2008
     FOR VALUE RECEIVED, Echo Therapeutics, Inc., a Minnesota corporation (the “Maker”), hereby promises to pay to the order of                                          , with an address of                                          (together with its successors, representatives, and permitted assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of                                          ($                    ), together with interest thereon. This Senior Convertible Promissory Note (the “Note”) is one of an issue of Senior Convertible Promissory Notes issued pursuant to the Purchase Agreement (as defined in Section 1.1 hereof) on the Closing Date (collectively, the “Notes,” and such other Senior Convertible Promissory Notes together with any PIK Notes that may be issued hereunder or under the Other Notes, the “Other Notes”) to separate purchasers (the “Other Holders”).
     All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder’s account, instructions for which are attached hereto as Exhibit A. The outstanding principal balance of this Note shall be due and payable on February 12, 2011 (the “Maturity Date”) or at such earlier time as provided herein.
ARTICLE I
          Section 1.1 Purchase Agreement. This Note has been executed and delivered pursuant to the Note and Warrant Purchase Agreement, dated as of February 11, 2008 (the “Purchase Agreement”), by and among the Maker and the purchasers listed therein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

          Section 1.2 Interest. Beginning on the issuance date of this Note (the “Issuance Date”) the outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to eight percent (8%). Interest shall be payable quarterly on the first business day after the end of each quarter (each, an “Interest Payment Date”) commencing April 1, 2008, at the option of the Maker in (A) United States Dollars in immediately available funds or cash or, (B) to the extent an Event of Default hereunder shall not have occurred and be continuing, (x) in-kind, in the form of an additional senior convertible promissory note, substantially similar to this Note and in substantially the form attached as Exhibit B hereto (a “PIK Note”), in the aggregate principal amount equal to such interest payment or (y) in such number of shares of the Maker’s common shares, par value $0.01 per share (the “Common Stock”), as calculated below (such shares delivered as payment of interest hereunder, the “Interest Shares”); provided, however, (i) payment of interest in Interest Shares may only occur if during the twenty (20) Trading Days immediately prior to the applicable Interest Payment Date and through and including the date such shares of Common Stock are issued to the Holder all of the Equity Conditions, unless waived by the Holder in writing, have been met and (ii) as to such Interest Payment Date, on or prior to the such Interest Payment Date, the Maker shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such interest payment equal to the quotient of (x) the applicable interest payment divided by (y) the lesser of (A) the Conversion Price then in effect and (B) one hundred percent (100%) of the VWAP for the five (5) consecutive Trading Days immediately preceding the Interest Payment Date. Interest shall be simple interest, computed on the basis of actual days elapsed in a 360/365 day year and shall accrue commencing on the Issuance Date. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of and unpaid interest on the Note from the date of the Event of Default at the rate of the lesser of eighteen percent (18%) and the maximum applicable legal rate per annum.
          Section 1.3 Payment of Principal; Prepayment Premium. The principal amount hereof shall be paid in full on the Maturity Date or, if earlier, upon acceleration of this Note in accordance with the terms hereof. Any amount of principal repaid hereunder may not be reborrowed. The Maker may prepay this Note in cash in whole or in part at any time upon ten (10) business days’ written notice to the Holder; provided that, (i) in connection with any prepayment the Maker shall pay any and all accrued and unpaid interest and (ii) any Conversion Notice received by the Maker during such 10 day period shall be honored (so that any such amount requested to be converted by the Holder shall not be prepaid). In connection (and simultaneously with) with any prepayment of any portion of the principal amount of this Note (whether by acceleration, mandatory prepayment or otherwise), the Maker shall pay to the Holder, in cash or in Interest Shares, as an economic make-whole premium (the “Make-Whole Payment”), an amount equal to the interest that would have otherwise accrued at the interest rate hereunder on the principal amount of this Note prepaid from the date of prepayment to the earlier of (i) the date that is six (6) months after such prepayment or (ii) the Maturity Date; provided, further, that, (i) payment of the Make-Whole Payment in Interest Shares may only occur if during the twenty (20) Trading Days immediately prior to the payment of the Make-Whole Payment and through and including the date such shares of Common Stock are issued to the Holder all of the Equity Conditions, unless waived by the Holder in writing, have been met and the Maker shall have given the Holder notice in accordance with the notice requirements set forth below and (ii) on or prior to the date of payment of the Make-Whole Payment, the Maker shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against the Make-Whole Payment equal to the quotient of (x) the Make-Whole Payment divided by (y) the lesser of (A) the Conversion Price then in effect and (B) one hundred percent (100%) of the VWAP for the five (5) consecutive Trading Days immediately preceding the date the Make-Whole Payment is due.
          Section 1.4 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.
          Section 1.5 Transfer. This Note may be transferred or sold, subject to the provisions of Section 5.8 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.
          Section 1.6 Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.
          Section 1.7 Use of Proceeds. The Maker shall use the proceeds of this Note as set forth in the Purchase Agreement.
          Section 1.8 Participation Right. The Holder shall be entitled to convert a portion of the principal amount hereunder in accordance with the participation right set forth in Section 3.18 of the Purchase Agreement.
ARTICLE II
EVENTS OF DEFAULT; REMEDIES
          Section 2.1 Events of Default. The occurrence of any of the following events shall be an “Event of Default” under this Note:
          (a) any default in the payment of (1) the principal amount hereunder when due, or (2) interest on, or liquidated damages in respect of, this Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise); or
          (b) the Maker shall fail to observe or perform any other covenant or agreement contained in this Note or any Other Note which failure is not cured, if possible to cure, within three (3) business days after notice of such default is sent by the Holder or by any Other Holder; or
          (c) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the

American Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Market, the Nasdaq Global Select Markets, or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days; or
          (d) the Maker’s notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.7(a) hereof) or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock; or
          (e) the Maker shall fail to (i) timely deliver the shares of Common Stock upon conversion of the Note or any interest accrued and unpaid, (ii) make the payment of any fees and/or liquidated damages under this Note or the Purchase Agreement or the other Transaction Documents, which failure is not remedied within three (3) business days after the incurrence thereof; or
          (f) [Reserved]; or
          (g) default shall be made in the performance or observance of (i) any covenant, condition or agreement contained in this Note and such default is not fully cured within three (3) business days after the Maker receives notice from the Holder of the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement, the Other Notes or any other Transaction Document (including, without limitation, any use of the proceeds of this Note and the Other Notes other than as permitted in the Purchase Agreement) that is not covered by any other provisions of this Section 2.1 and such default is not fully cured within three (3) business days after the Maker receives notice from the Holder of the occurrence thereof; or
          (h) any material representation or warranty made by the Maker herein or in the Purchase Agreement, the Other Notes or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which it was made; or
          (i) the Maker shall (A) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $100,000 or (B) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause such Indebtedness to become due prior to its stated maturity; or
          (j) the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States

Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or
          (k) a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or
          (l) the failure of the Maker to instruct its transfer agent to remove any legends from shares of Common Stock eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the Holder within five (5) business days of the Holder’s request so long as the Holder has provided reasonable assurances to the Maker that such shares of Common Stock can be sold pursuant to Rule 144.
          Section 2.2 Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon and the Make-Whole Payment, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in Sections 2.1 (j) or (k) above, the outstanding principal balance, accrued interest due hereunder and the Make-Whole Payment shall be automatically due and payable, (b) demand that the principal amount of this Note then outstanding, all accrued and unpaid interest thereon and the Make-Whole Payment shall be converted into shares of Common Stock at the Conversion Price per share on the Trading Day immediately preceding the date the Holder demands conversion pursuant to this clause, or (c) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement or applicable law. No course of delay on the part of the Holder shall operate as a waiver thereof of otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein (including pursuant to Section 3.6 hereof) or now or hereafter available at law, in equity, by statute or otherwise.

ARTICLE III

CONVERSION; ANTIDILUTION; PREPAYMENT
          Section 3.1 Conversion Option.
          (a) At any time and from time to time on or after the Issuance Date, this Note shall be convertible (in whole or in part), at the option of the Holder (the “Conversion Option”), into such number of fully paid and non-assessable shares of Common Stock (the “Conversion Rate”) as is determined by dividing (x) that portion of the outstanding principal balance plus any accrued but unpaid interest under this Note as of such date that the Holder elects to convert by (y) the Conversion Price (as defined in Section 3.2 hereof) then in effect on the date on which the Holder faxes a duly executed notice of conversion (the “Conversion Notice”), to the Maker (facsimile number 508-553-8720, Attn: Chief Financial Officer) (the “Conversion Date”), provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.5 below. The Holder shall deliver this Note to the Maker at the address designated in the Purchase Agreement at such time that this Note is fully converted.
          (b) [Reserved.]
          (c) With respect to partial conversions of this Note, the Maker shall keep written records of the amount of this Note converted as of each Conversion Date.
          Section 3.2 Conversion Price. The term “Conversion Price” shall mean $1.35, subject to adjustment under Section 3.5 hereof.
          Section 3.3 Mechanics of Conversion.
          (a) Not later than three (3) Trading Days after any Conversion Date, the Maker or its designated transfer agent, as applicable, shall issue and deliver to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. In the alternative, not later than three (3) Trading Days after any Conversion Date, the Maker shall deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Note (the “Delivery Date”). Notwithstanding the foregoing to the contrary, the Maker or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder’s behalf via DWAC (or certificates free of restrictive legends) if such conversion is in connection with a sale and the Holder has complied with the applicable prospectus delivery requirements (as evidenced by documentation furnished to and reasonably satisfactory to the Maker) or such shares may be sold pursuant to an exemption from the registration requirements of the Act. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the Delivery Date, the Holder shall be entitled by written notice to the Maker at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Maker shall immediately return this Note tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 3.3(b) and (c) shall be payable through the date notice of rescission is given to the Maker.
          (b) The Maker understands that a delay in the delivery of the shares of Common Stock upon conversion of this Note beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such shares via DWAC (or, if applicable, certificates) by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such shares are delivered via DWAC or certificates are delivered (if applicable), together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of (A) (i) 1% of the aggregate principal amount of the Notes requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Notes requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit a Holder’s right to pursue actual damages for the Maker’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall only be obligated to pay the liquidated damages accrued in accordance with this Section 3.3(b) through the date the Conversion Notice is withdrawn.
          (c) In addition to any other rights available to the Holder, if the Maker fails to cause its transfer agent to transmit via DWAC or transmit to the Holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of this Note on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon conversion of this Note which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Maker shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon conversion of this Note that the Maker was required to deliver to the Holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Note and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Maker timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Maker shall be required to pay the Holder $1,000. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Maker. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.
          Section 3.4 Ownership Cap and Certain Conversion Restrictions.
          (a) Not later than three (3) Trading Days after any Conversion Date, the Maker shall deliver to the Other Holders a written notification of any conversion of this Note by the Holder pursuant to Section 3.1.
          (b) Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with sixty-one (61) days advance written notice (pursuant to Section 5.1 hereof) (the “Waiver Notice”) that the Holder would like to waive this Section 3.4(b) with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4(b) will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.
          (c) Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with a Waiver Notice, sixty-one (61) days in advance, that the Holder would like to waive Section 3.4(c) of this Note with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4(c) shall be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.
          Section 3.5 Adjustment of Conversion Price.
          (a) Until the Note has been paid in full or converted in full, the Conversion Price shall be subject to adjustment from time to time as follows (but shall not be increased, other than pursuant to Section 3.5(a)(i) hereof):
               (i) Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding

Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.5(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.
               (ii) Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:
                    (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and
                    (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.
               (iii) Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker or other issuer (as applicable) which they would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.5(a)(iii) with respect to the rights of the holders of this Note and the Other Notes; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.
               (iv) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.5(a)(i), (ii) and

(iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.5(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.
               (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3.5(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.5(a)(iv)), or a merger or consolidation of the Maker with or into another Person where the holders of outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Maker’s properties or assets to any other Person (an “Organic Change”), then as a part of such Organic Change, (A) if the surviving entity in any such Organic Change is a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national exchange or the OTC Bulletin Board, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change, and (B) if the surviving entity in any such Organic Change is not a public company that is registered pursuant to the Exchange Act, as amended, or its common stock is not listed or quoted on a national exchange or the OTC Bulletin Board, the Holder shall have the right to demand prepayment pursuant to Section 3.6(b) hereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.5(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3.5(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note and the Other Notes) shall be applied after that event in as nearly an equivalent manner as may be practicable.
               (vi) Adjustments for Issuance of Additional Shares of Common Stock. In the event the Maker, shall, at any time, from time to time, issue or sell any additional shares of common stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 3.5(a) (“Additional Shares of Common Stock”), at a price per share less than the Conversion Price then in effect or without consideration, then the Conversion Price upon each such issuance shall be reduced to a price equal to the price (rounded to the nearest cent) determined by multiplying the Conversion Price then in effect by a fraction:
               (A) the numerator of which shall be equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Conversion Price then in effect, and
               (B) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.
               (vii) Issuance of Common Stock Equivalents. The provisions of this Section 3.5(a)(vii) shall apply if (a) the Maker, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), or (b) any rights or warrants or options to purchase any such Common Stock or Convertible Securities (collectively, the “Common Stock Equivalents”) shall be issued or sold. If the price per share for which Additional Shares of Common Stock may be issuable pursuant to any such Common Stock Equivalent shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted to the price (rounded to the nearest cent) determined by multiplying the Conversion Price by a fraction: (1) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such warrants or options plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock (including any consideration paid upon conversion, exchange or exercise of the Common Stock Equivalents) so issued would purchase at a price per share equal to the Conversion Price then in effect, and (2) the denominator of which shall be equal to the number of shares of Common Stock that would be outstanding assuming the exercise or conversion of all such Common Stock Equivalents. No adjustments of the Conversion Price then in effect shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents if adjustment shall have previously been made pursuant to this Section.
               (viii) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents shall be issued or sold:
                    (1) in connection with any merger or consolidation in which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Maker, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

                    (2) in the event of any consolidation or merger of the Maker in which the Maker is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Maker shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities of any corporation, the Maker shall be deemed to have issued an additional number of shares of its Common Stock determined on the basis of the exchange ratio on which the transaction was predicated for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. Following such transaction, each share of Common Stock that would have been issued hereunder shall, after such consolidation or merger, be convertible into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable upon conversion of the Note would have been entitled upon such consolidation or merger. In the event Common Stock is issued with other shares or securities or other assets of the Maker for consideration which covers both, the consideration computed as provided in this Section 3.5(a)(viii) shall be allocated among such securities and assets as determined in good faith by the Board of Directors; or
                    (3) in connection with an adjustment to the Conversion Price pursuant to Sections 3.5(a)(vi) and 3.5(a)(vii) hereof, except in the circumstances described in subsections (1) and (2) above, for any non-cash consideration, the value of the consideration other than cash received by the Maker shall be deemed to be the fair market value of such consideration, as determined reasonably and in good faith by the Maker’s Board of Directors.
          (b) Record Date. In case the Maker shall take record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.
          (c) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Maker shall not be required to make any adjustment to the Conversion Price in the case of (1) issuances of shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any grant adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, that would otherwise cause an adjustment to the Conversion Price hereunder, to the extent the same do not, in the aggregate (and on an as-converted basis), exceed ten percent (10%) of the issued and outstanding shares of Common Stock on the date hereof; (2) issuances of securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Issuance Date, provided that such securities have not been amended since the Issuance Date to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities; (3) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, but not including a transaction with an entity whose primary business is investing in securities or a transaction, the primary purpose of which is to raise capital; (4) securities issued in any transaction that is approved in writing by the holders of more than two-thirds of the principal amount of the Notes and the Other Notes; and (5) Common Stock issued as Interest

Shares on this Note or the Other Notes (each, a “Permitted Issuance”).
          (d) No Impairment. The Maker shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 3.5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. In the event a Holder shall elect to convert any Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or adjoining conversion of all or of said Notes shall have issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to one hundred thirty percent (130%) of the amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder (as liquidated damages) in the event it obtains judgment.
          (e) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of this Note pursuant to this Section 3.5, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.
          (f) Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.
          (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date.
          (h) Reservation of Common Stock. The Maker shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and all interest accrued thereon; provided that the number of shares of Common Stock so reserved shall not be less than one hundred percent (100%) of the number of shares of Common Stock for which this Note is convertible into. The Maker shall, from time to time in accordance with Minnesota law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker’s obligations under this Section 3.5(h).
          (i) Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note or any interest accrued thereon require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.
          Section 3.6 Mandatory Prepayment.
          (a) Prepayment Option Upon Major Transaction. In addition to all other rights of the Holder contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of the Holder’s Notes in cash at a price equal to the sum of (i) the greater of (A) one hundred and ten percent (110%) of the aggregate principal amount of this Note plus all accrued and unpaid interest plus the Make-Whole Payment and (B) in the event at such time the Holder is unable to obtain the benefit of its conversion rights through the conversion of this Note and resale of the shares of Common Stock issuable upon conversion hereof in accordance with the terms of this Note and the other Transaction Documents or the Equity Conditions are not satisfied with respect to all such shares of Common Stock, the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price, with such Conversion Price calculated as of (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Major Transaction Prepayment Price is paid in full, whichever is less, multiplied by the VWAP, with the VWAP calculated as of (x) the date the Major Transaction Prepayment Price is demanded or otherwise due, and (y) the date the Major Transaction Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Major Transaction Prepayment Price”).
          (b) Prepayment Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred and ten percent (110%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price, with such Conversion Price calculated as of (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the VWAP, with the VWAP calculated as of (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Triggering Event Prepayment Price,” and, collectively with the Major Transaction Prepayment Price, the “Prepayment Price”).
          (c) “Major Transaction.” A “Major Transaction” shall be deemed to have occurred at such time as any of the following events:
               (i) the consolidation, merger or other business combination of the Maker with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holders of the Maker’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).
               (ii) the sale or transfer of more than fifty percent (50%) of the Maker’s assets (based on the fair market value as determined in good faith by the Maker’s Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or
               (iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.
          (d) “Triggering Event.” A “Triggering Event” shall be deemed to have occurred at such time as any of the following events:
               (i) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or The New York Stock Exchange, Inc., for a period of five (5) consecutive Trading Days;
               (ii) the Maker’s notice to any holder of the Notes, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.7) or its intention not to comply with proper requests for conversion of any Notes into shares of Common Stock;
               (iii) the Maker’s failure to comply with a Conversion Notice tendered in accordance with the provisions of this Note within ten (10) business days after the receipt by the Maker of such Conversion Notice;
               (iv) the Maker deregisters its shares of Common Stock and as a result such shares of Common Stock are no longer publicly traded; or
               (v) the Maker consummates a “going private” transaction and as a result the Common Stock is no longer registered under Sections 12(b) or 12(g) of the Exchange Act.

          (e) Mechanics of Prepayment at Option of Holder Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Major Transaction”) to the Holder of this Note. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder’s Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Major Transaction”) to the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate (i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 3.6(a) above.
          (f) Mechanics of Prepayment at Option of Holder Upon Triggering Event. Within one (1) business day after the occurrence of a Triggering Event, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Triggering Event”) to each holder of the Notes. At any time after the earlier of a holder’s receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of this Note and the Other Notes then outstanding may require the Maker to prepay all of the Notes on a pro rata basis by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Triggering Event”) to the Maker, which Notice of Prepayment at Option of Holder Upon Triggering Event shall indicate (i) the amount of the Note that such holder is electing to have prepaid and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to Section 3.6(b) above. A holder shall only be permitted to require the Maker to prepay the Note pursuant to Section 3.6 hereof for the greater of a period of ten (10) days after receipt by such holder of a Notice of Triggering Event or for so long as such Triggering Event is continuing.
          (g) Payment of Prepayment Price. Upon the Maker’s receipt of a Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from any holder of the Notes, the Maker shall immediately notify each holder of the Notes by facsimile of the Maker’s receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder’s certificates representing the Notes which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to Section 3.6(f), to such holder within five (5) business days after the Maker’s receipt of a Notice of Prepayment at Option of Holder Upon Triggering Event and, in the case of a prepayment pursuant to Section 3.6(e), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder’s original Note shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount from each holder of the Notes being prepaid equal to such holder’s pro-rata amount (based on the number of Notes and Other Notes held by such holder relative to the number of Notes and Other Notes outstanding) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Notes may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Notes not prepaid shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the “Void Optional Prepayment Option”) to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this Section 3.6 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the “Void Optional Prepayment Notice”). Upon the Maker’s receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Notes submitted for prepayment and for which the applicable Prepayment Price has not been paid, (ii) the Maker shall immediately return any Notes submitted to the Maker by each holder for prepayment under this Section 3.6(g) and for which the applicable Prepayment Price has not been paid and (iii) the Conversion Price of such returned Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Prepayment of Option of Holder Upon Major Transaction or the Notice(s) of Prepayment at Option of Holder Upon Triggering Event, as the case may be, is delivered to the Maker and ending on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder’s delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker’s obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 3.6 shall have priority to payments to other stockholders in connection with a Major Transaction.
          Section 3.7 Inability to Fully Convert.
          (a) Holder’s Option if Maker Cannot Fully Convert. If, upon the Maker’s receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock for any reason, including, without limitation, because the Maker (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder’s Conversion Notice and, with respect to the unconverted portion of this Note, the Holder, solely at Holder’s option, can elect to:
               (i) if the Maker’s inability to fully convert is pursuant to Section 3.7(a)(x) above, require the Maker to prepay that portion of this Note for which the Maker is unable to issue Common Stock in accordance with the Holder’s Conversion Notice (the

“Mandatory Prepayment”) at a price per share equal to the Triggering Event Prepayment Price as of such Conversion Date (the “Mandatory Prepayment Price”);
               (ii) if the Maker’s inability to fully convert is pursuant to Section 3.7(a)(y) above, require the Maker to issue restricted shares of Common Stock in accordance with such holder’s Conversion Notice;
               (iii) void its Conversion Notice and retain or have returned, as the case may be, this Note that was to be converted pursuant to the Conversion Notice (provided that the Holder’s voiding its Conversion Notice shall not effect the Maker’s obligations to make any payments which have accrued prior to the date of such notice);
               (iv) exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 3.3(c) of this Note.
In the event a Holder shall elect to convert any portion of its Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or adjoining conversion of all or of said Notes shall have been issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to one hundred thirty percent (130%) of the principal amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.
          (b) Mechanics of Fulfilling Holder’s Election. The Maker shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.7(a) above, a notice of the Maker’s inability to fully satisfy the Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder’s Conversion Notice, (ii) the amount of this Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 3.7(a) above by delivering written notice via facsimile to the Maker (“Notice in Response to Inability to Convert”).
          (c) Payment of Prepayment Price. If the Holder shall elect to have its Notes prepaid pursuant to Section 3.7(a)(i) above, the Maker shall pay the Mandatory Prepayment Price to the Holder within thirty (30) days of the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert, provided that prior to the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on the date that is one (1) business day following the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase

Agreement, such unpaid amount shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, (ii) receive back such Note, and (iii) require that the Conversion Price of such returned Note be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Holder voided the Mandatory Prepayment and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.
          (d) Pro-rata Conversion and Prepayment. In the event the Maker receives a Conversion Notice from more than one holder of the Notes on the same day and the Maker can convert and prepay some, but not all, of the Notes pursuant to this Section 3.7, the Maker shall convert and prepay from each holder of the Notes electing to have its Notes converted and prepaid at such time an amount equal to such holder’s pro-rata amount (based on the principal amount of the Notes held by such holder relative to the principal amount of the Notes and Other Notes outstanding) of all the Notes being converted and prepaid at such time.
          Section 3.8 No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker.
ARTICLE IV
COVENANTS
          Section 4.1 For so long as this Note is outstanding, without the prior written consent of the holders of at least a majority of the aggregate principal amount of the Notes and the Other Notes outstanding (together, as one class):
          (a) Except in connection with Indebtedness incurred in connection with clause (iv) of Section 4.2 and other than Permitted Liens, the Maker shall not, and shall not permit its Subsidiaries to, enter into, create, incur, assume or suffer to exist any liens, security interests, charges, claims or other encumbrances of any kind (collectively, “Liens”) on or with respect to any of its assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.
          (b) The Maker shall, and shall cause its Subsidiaries to, comply with its obligations under this Note, the Other Notes and the other Transaction Documents.
          (c) The Maker shall, and shall cause each of its Subsidiaries to, comply with law and duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.
          (d) The Maker shall not, and shall not permit its Subsidiaries to, engage in any transactions with any officer, director, employee or any Affiliate of the Maker, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Maker, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000, other than (i) for payment of reasonable salary for services actually rendered, as approved by the Board of Directors of the Maker as fair in all respects to the Maker, (ii) reimbursement for expenses incurred on behalf of the Maker, (iii) payments to Cato Holding Company or any of its Affiliates pursuant to the terms and conditions of agreements of which copies are filed with the Securities and Exchange Commission as exhibits to Commission Documents.
          (e) The Maker shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or other equity security of the Maker or such Subsidiaries (other than dividend and distributions from a Subsidiary to the Maker), (ii) except as set forth on Schedule 3.14 of the Purchase Agreement or pursuant to the terms and conditions of the Warrants issued by the Maker in connection with the Purchase Agreement, purchase or otherwise acquire for value, directly or indirectly, any shares or other equity security of the Maker, (iii) form or create any subsidiary become a partner in any partnership or joint venture, or make any acquisition of any interest in any Person or acquire substantially all of the assets of any Person, or (iv) transfer, assign, pledge, issue or otherwise permit any equity or other ownership interests in the Subsidiaries to be beneficially owned or held by any person other than the Maker.
          (f) The Maker shall not, and shall not permit any Subsidiary to, (i) merge or consolidate or sell or dispose of all its assets or any substantial portion thereof or (ii) in any way or manner alter its organizational structure or effect a change of entity; provided, that, the Maker or any Subsidiary may (A) merge with or into another Subsidiary to the extent such other Subsidiary is a guarantor of the obligations under this Note if, following such merger, the Maker, or the beneficial owners of the Maker’s equity interests immediately prior to such merger, are the beneficial owners of all of the equity interests in the surviving entity in such merger, and (B) sell or dispose of all of its assets or any substantial portion thereof to the Maker or another Subsidiary (to the extent such other Subsidiary is guarantor of the obligations under this Note).
          (g) The Maker shall, and shall cause each of its Subsidiaries to, promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Maker and the Subsidiaries, except for such failures to pay that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Maker or such Subsidiaries shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Maker and such Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.
          (h) The Maker shall, and shall cause each of its Subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.
          (i) The Maker shall conduct its businesses in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.
          (j) The Maker shall, and shall cause its Subsidiaries to, keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.
          (k) Other than with respect to the Note and Other Notes, the Maker shall not, and shall not permit any Subsidiary to, make any payment on any Indebtedness owed to officers or directors.
          (l) The Maker shall not, and shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to pay dividends or distributions to the Maker, pay any Indebtedness owed to the Maker or transfer any properties or assets to the Maker.
          (m) The Maker shall not, and shall not permit any Subsidiary to, make or suffer to exist any Investments or commitments therefor, other than Investments made in the ordinary course of business
          (n) Except in connection with Indebtedness incurred in connection with Section 4.2, the Maker shall not, and the Maker shall not permit any of its Subsidiaries to, directly or indirectly, to encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Maker and its Subsidiaries connected with and symbolized thereby, knowhow, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens.
          Section 4.2 No Indebtedness. For so long as at least $573,115 in principal amount of Notes and Other Notes (in the aggregate) are outstanding, without the prior written consent of the holders of at least a majority of the aggregate principal amount of the Notes and the Other Notes outstanding, the Maker shall not, and shall not permit any Subsidiary to, enter into, create, incur, assume or suffer to exist any Indebtedness, other than (i) Indebtedness existing on the date hereof and disclosed in the Commission Documents, (ii) to the extent no Event of Default hereunder has occurred and is continuing, Permitted Subordinated Indebtedness, (iii) the Other Notes, or (iv) any other Indebtedness so long as (A) the principal amount of such Indebtedness (together with all other Indebtedness incurred pursuant to this Section 4.2(iv)) is in an aggregate amount of not more than $5,000,000, (B) such Indebtedness is not convertible into any Common Stock or Common Stock Equivalent and (C) any shares of Common Stock or Common Stock Equivalents issued in connection with such Indebtedness (together with all other Indebtedness incurred pursuant to this Section 4.2(iv)) are not convertible into or do not otherwise represent more than, in the aggregate, 2,000,000 shares of Common Stock (“Exempt Indebtedness”).
ARTICLE V
MISCELLANEOUS
          Section 5.1 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Maker will give written notice to the Holder at least ten (10) days prior to the date on which the Maker takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock or (z) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Maker will also give written notice to the Holder at least ten (10) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Holder prior to such information being made known to the public. The Maker shall promptly notify the Holder of this Note of any consents, amendments or waivers requested or received with respect to the Other Notes.
          Section 5.2 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.
          Section 5.3 Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.
          Section 5.4 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.
          Section 5.5 Enforcement Expenses. The Maker agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses.
          Section 5.6 Binding Effect. The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.
          Section 5.7 Amendments. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.
          Section 5.8 Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:
          “THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.”
          Section 5.9 Consent to Jurisdiction. Each of the Maker and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New

York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 5.9 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.
          Section 5.10 Parties in Interest. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.
          Section 5.11 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
          Section 5.12 Maker Waivers; Dispute Resolution. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands’ and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.
          (a) No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.
          (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.
          (c) In the case of a dispute as to the determination of the Closing Bid Price or the VWAP or the arithmetic calculation of the Conversion Price, any adjustment to the Conversion Price, liquidated damages amount, interest or dividend calculation, or any redemption price, redemption amount, adjusted Conversion Price, or similar calculation, or as to whether a subsequent issuance of securities is prohibited hereunder or would lead to an adjustment to the Conversion Price, the Maker shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt, or deemed receipt, of the Conversion Notice, any redemption notice, default notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Maker are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Maker shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Closing Price or the VWAP to an independent, reputable investment bank selected by the Maker and approved by the Holder, which approval shall not be unreasonably withheld, or (b) the disputed arithmetic calculation of the Conversion Price, adjusted Conversion Price or any redemption price, redemption amount or default amount to the Maker’s independent, outside accountant. The Maker, at the Maker’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Maker and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
          Section 5.13 Definitions. Terms used herein and not defined shall have the meanings set forth in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:
          “Affiliate” shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Maker.
          “Closing Bid Price” shall mean, on any particular date (i) the last trading price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the last trading price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last trading price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the relevant conversion period, as determined in good faith by the Holder, or (iv) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Holder and reasonably acceptable to the Maker.
          “Equity Conditions” shall mean, during the period in question, (i) the Maker shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Conversion Notices of the Holder, if any, (ii) all liquidated damages and other amounts owing to the Holder in respect of this Note and the other Transaction Documents shall have been paid, (iii) the Common Stock is trading on the Trading Market and all of the shares to be issued to the Holder pursuant to Section 1.2. Section 1.3 or Section 3.1(b) hereof, as the case may be, are listed for trading on a Trading Market (and the Maker believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (iv) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (v) there is then existing no Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vi) the issuance of the shares in question (including, as the case may be, Interest Shares) to the Holder would not violate the 4.99% or 9.99% limitations set forth in Sections 3.4(b) or 3.4(c) hereof, and (vii) no public announcement of a pending or proposed Major Transaction or Triggering Event has occurred.
          “Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, current swap agreements, interest rate hedging agreements, interest rate swaps, or other financial products, (c) all capital lease obligations that exceed $1,500,000 in the aggregate in any fiscal year, (d) all obligations or liabilities secured by a lien or encumbrance on any asset of the Maker, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets that exceed $1,500,000 in the aggregate in any fiscal year, (f) all synthetic leases, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any of the foregoing obligations of any other person; provided, however, Indebtedness shall not include (a) usual and customary trade debt incurred in the ordinary course of business and (b) endorsements for collection or deposit in the ordinary course of business.
          “Investment” means, with respect to any Person, all investments in any other Person, whether by way of extension of credit, loan, advance, purchase of stock or other ownership interest (other than ownership interests in such Person), bonds, notes, debentures or other securities, or otherwise, and whether existing on the date of this Agreement or thereafter made, but such term shall not include the cash surrender value of life insurance policies on the lives of officers or employees, excluding amounts due from customers for services or products delivered or sold in the ordinary course of business.
          “Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Maker) have been established in accordance with GAAP; and (b) Liens imposed by law which were incurred in the ordinary course of the Maker’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Maker’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Maker and its consolidated subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien.

          “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
          “Permitted Subordinated Indebtedness” means Indebtedness incurred after the date hereof that (i) shall be expressly subordinate in right of payment to this Note in form and substance satisfactory to the Lead Purchaser in its reasonable discretion, (ii) shall not mature prior to the maturity of this Note, (iii) shall not permit any payment of principal thereof prior to the payment in full of this Note (by means of redemption, acceleration or otherwise), (iv) shall not be secured by any asset, agreement or other collateral, (v) shall not permit payment of interest, principal, premium or liquidated damages (or other similar payments) at any time during the continuance of an Event of Default hereunder, and (vi) in the event of any bankruptcy, liquidation or other similar proceeding, shall provide for the payment in full of this Note prior to the payment of any amounts in respect thereof.
          “Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a national securities exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a national securities exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
          “Trading Market” means the Over the Counter Bulletin Board, the New York Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Markets, the Nasdaq Global Select Market or the American Stock Exchange.
          “VWAP “ means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.

ECHO THERAPEUTICS, INC.
By:
	Name:	Patrick T. Mooney
	Title:	Chief Executive Officer

EXHIBIT A
WIRE TRANSFER INSTRUCTIONS

Payee:

Bank:

Address:

Bank No.:

Account No.:

Account Name:

EXHIBIT B
FORM OF PIK NOTE

[FORM OF PIK NOTE]
THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.
ECHO THERAPEUTICS, INC.
Senior Convertible Promissory Note
due February 12, 2011

No.	$
Dated: February 11, 2008
     FOR VALUE RECEIVED, Echo Therapeutics, Inc., a Minnesota corporation (the “Maker”), hereby promises to pay to the order of                                         , with an address of                                                              (together with its successors, representatives, and permitted assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of                                          ($                                        ) , together with interest thereon. This Senior Convertible Promissory Note (the “Note”) is one of an issue of Senior Convertible Promissory Notes issued pursuant to Section 1.2 of certain 8% Senior Convertible Promissory Notes due February 12, 2011 of the Maker (collectively, the “Notes,” and such other Senior Convertible Promissory Notes together with any PIK Notes that may be issued hereunder or under the Other Notes, the “Other Notes”) to the Holder or to separate purchasers (the “Other Holders”).
     All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder’s account, instructions for which are attached hereto as Exhibit A. The outstanding principal balance of this Note shall be due and payable on February 12, 2011 (the “Maturity Date”) or at such earlier time as provided herein.
ARTICLE I
          Section 1.1 Purchase Agreement. This Note is subject to the Note and Warrant Purchase Agreement, dated as of February 11, 2008 (the “Purchase Agreement”), by and among the Maker and the purchasers listed therein as a “Note” thereunder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.
          Section 1.2 Interest. Beginning on the issuance date of this Note (the “Issuance Date”) the outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to eight percent (8%). Interest shall be payable quarterly on the first business day after the end of each quarter (each, an “Interest Payment Date”) commencing [insert next interest payment date], at the option of the Maker in (A) United States Dollars in immediately available funds or cash or, (B) to the extent an Event of Default hereunder shall not have occurred and be continuing, (x) in-kind, in the form of an additional senior convertible promissory note, substantially similar to this Note and in substantially the form attached as Exhibit B hereto (a “PIK Note”), in the aggregate principal amount equal to such interest payment or (y) in such number of shares of the Maker’s common shares, par value $0.01 per share (the “Common Stock”), as calculated below (such shares delivered as payment of interest hereunder, the “Interest Shares”); provided, however, (i) payment of interest in Interest Shares may only occur if during the twenty (20) Trading Days immediately prior to the applicable Interest Payment Date and through and including the date such shares of Common Stock are issued to the Holder all of the Equity Conditions, unless waived by the Holder in writing, have been met and (ii) as to such Interest Payment Date, on or prior to the such Interest Payment Date, the Maker shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such interest payment equal to the quotient of (x) the applicable interest payment divided by (y) the lesser of (A) the Conversion Price then in effect and (B) one hundred percent (100%) of the VWAP for the five (5) consecutive Trading Days immediately preceding the Interest Payment Date. Interest shall be simple interest, computed on the basis of actual days elapsed in a 360/365 day year and shall accrue commencing on the Issuance Date. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of and unpaid interest on the Note from the date of the Event of Default at the rate of the lesser of eighteen percent (18%) and the maximum applicable legal rate per annum.
          Section 1.3 Payment of Principal; Prepayment Premium. The principal amount hereof shall be paid in full on the Maturity Date or, if earlier, upon acceleration of this Note in accordance with the terms hereof. Any amount of principal repaid hereunder may not be reborrowed. The Maker may prepay this Note in cash in whole or in part at any time upon ten (10) business days’ written notice to the Holder; provided that, (i) in connection with any prepayment the Maker shall pay any and all accrued and unpaid interest and (ii) any Conversion Notice received by the Maker during such 10 day period shall be honored (so that any such amount requested to be converted by the Holder shall not be prepaid). In connection (and simultaneously with) with any prepayment of any portion of the principal amount of this Note (whether by acceleration, mandatory prepayment or otherwise), the Maker shall pay to the Holder, in cash or in Interest Shares, as an economic make-whole premium (the “Make-Whole Payment”), an amount equal to the interest that would have otherwise accrued at the interest rate hereunder on the principal amount of this Note prepaid from the date of prepayment to the earlier of (i) the date that is six (6) months after such prepayment or (ii) the Maturity Date; provided, further, that, (i) payment of the Make-Whole Payment in Interest Shares may only occur if during the twenty (20) Trading Days immediately prior to the payment of the Make-Whole

Payment and through and including the date such shares of Common Stock are issued to the Holder all of the Equity Conditions, unless waived by the Holder in writing, have been met and the Maker shall have given the Holder notice in accordance with the notice requirements set forth below and (ii) on or prior to the date of payment of the Make-Whole Payment, the Maker shall have delivered to the Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against the Make-Whole Payment equal to the quotient of (x) the Make-Whole Payment divided by (y) the lesser of (A) the Conversion Price then in effect and (B) one hundred percent (100%) of the VWAP for the five (5) consecutive Trading Days immediately preceding the date the Make-Whole Payment is due.
          Section 1.4 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.
          Section 1.5 Transfer. This Note may be transferred or sold, subject to the provisions of Section 5.8 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.
          Section 1.6 Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.
          Section 1.7 Use of Proceeds. The Maker shall use the proceeds of this Note as set forth in the Purchase Agreement.
          Section 1.8 Participation Right. The Holder shall be entitled to convert a portion of the principal amount hereunder in accordance with the participation right set forth in Section 3.18 of the Purchase Agreement.
ARTICLE II
EVENTS OF DEFAULT; REMEDIES
          Section 2.1 Events of Default. The occurrence of any of the following events shall be an “Event of Default” under this Note:
          (a) any default in the payment of (1) the principal amount hereunder when due, or (2) interest on, or liquidated damages in respect of, this Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise); or
          (b) the Maker shall fail to observe or perform any other covenant or agreement contained in this Note or any Other Note which failure is not cured, if possible to cure, within three (3) business days after notice of such default is sent by the Holder or by any Other Holder; or
          (c) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Market, the Nasdaq Global Select Markets, or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days; or
          (d) the Maker’s notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.7(a) hereof) or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock; or
          (e) the Maker shall fail to (i) timely deliver the shares of Common Stock upon conversion of the Note or any interest accrued and unpaid, (ii) make the payment of any fees and/or liquidated damages under this Note or the Purchase Agreement or the other Transaction Documents, which failure is not remedied within three (3) business days after the incurrence thereof; or
          (f) [Reserved]; or
          (g) default shall be made in the performance or observance of (i) any covenant, condition or agreement contained in this Note and such default is not fully cured within three (3) business days after the Maker receives notice from the Holder of the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement, the Other Notes or any other Transaction Document (including, without limitation, any use of the proceeds of this Note and the Other Notes other than as permitted in the Purchase Agreement) that is not covered by any other provisions of this Section 2.1 and such default is not fully cured within three (3) business days after the Maker receives notice from the Holder of the occurrence thereof; or
          (h) any material representation or warranty made by the Maker herein or in the Purchase Agreement, the Other Notes or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which it was made; or
          (i) the Maker shall (A) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $100,000 or (B) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause such Indebtedness to become due prior to its stated maturity; or
          (j) the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or
          (k) a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or
          (l) the failure of the Maker to instruct its transfer agent to remove any legends from shares of Common Stock eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the Holder within five (5) business days of the Holder’s request so long as the Holder has provided reasonable assurances to the Maker that such shares of Common Stock can be sold pursuant to Rule 144.
          Section 2.2 Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon and the Make-Whole Payment, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in Sections 2.1 (j) or (k) above, the outstanding principal balance, accrued interest due hereunder and the Make-Whole Payment shall be automatically due and payable, (b) demand that the principal amount of this Note then outstanding, all accrued and unpaid interest thereon and the Make-Whole Payment shall be converted into shares of Common Stock at the Conversion Price per share on the Trading Day immediately preceding the date the Holder demands conversion pursuant to this clause, or (c) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement or applicable law. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein (including pursuant to Section 3.6 hereof) or now or hereafter available at law, in equity, by statute or otherwise.

ARTICLE III
CONVERSION; ANTIDILUTION; PREPAYMENT
          Section 3.1 Conversion Option.
          (a) At any time and from time to time on or after the Issuance Date, this Note shall be convertible (in whole or in part), at the option of the Holder (the “Conversion Option”), into such number of fully paid and non-assessable shares of Common Stock (the “Conversion Rate”) as is determined by dividing (x) that portion of the outstanding principal balance plus any accrued but unpaid interest under this Note as of such date that the Holder elects to convert by (y) the Conversion Price (as defined in Section 3.2 hereof) then in effect on the date on which the Holder faxes a duly executed notice of conversion (the “Conversion Notice”), to the Maker (facsimile number 508-553-8720, Attn: Chief Financial Officer) (the “Conversion Date”), provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.5 below. The Holder shall deliver this Note to the Maker at the address designated in the Purchase Agreement at such time that this Note is fully converted.
          (b) [Reserved.]
          (c) With respect to partial conversions of this Note, the Maker shall keep written records of the amount of this Note converted as of each Conversion Date.
          Section 3.2 Conversion Price. The term “Conversion Price” shall mean $[then-effective Conversion Price of Notes issued on February 11, 2008 pursuant to the Purchase Agreement], subject to adjustment under Section 3.5 hereof.
          Section 3.3 Mechanics of Conversion.
          (a) Not later than three (3) Trading Days after any Conversion Date, the Maker or its designated transfer agent, as applicable, shall issue and deliver to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Conversion Notice, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. In the alternative, not later than three (3) Trading Days after any Conversion Date, the Maker shall deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Note (the “Delivery Date”). Notwithstanding the foregoing to the contrary, the Maker or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder’s behalf via DWAC (or certificates free of restrictive legends) if such conversion is in connection with a sale and the Holder has complied with the applicable prospectus delivery requirements (as evidenced by documentation furnished to and reasonably satisfactory to the Maker) or such shares may be sold pursuant to an exemption from the registration requirements of the Act. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the Delivery Date, the Holder shall be entitled by written notice to the Maker at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Maker shall immediately return this Note tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 3.3(b) and (c) shall be payable through the date notice of rescission is given to the Maker.
          (b) The Maker understands that a delay in the delivery of the shares of Common Stock upon conversion of this Note beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such shares via DWAC (or, if applicable, certificates) by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such shares are delivered via DWAC or certificates are delivered (if applicable), together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of (A) (i) 1% of the aggregate principal amount of the Notes requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Notes requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit a Holder’s right to pursue actual damages for the Maker’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall only be obligated to pay the liquidated damages accrued in accordance with this Section 3.3(b) through the date the Conversion Notice is withdrawn.
          (c) In addition to any other rights available to the Holder, if the Maker fails to cause its transfer agent to transmit via DWAC or transmit to the Holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of this Note on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon conversion of this Note which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Maker shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon conversion of this Note that the Maker was required to deliver to the Holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Note and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Maker timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Maker shall be required to pay the

Holder $1,000. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Maker. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.
          Section 3.4 Ownership Cap and Certain Conversion Restrictions.
          (a) Not later than three (3) Trading Days after any Conversion Date, the Maker shall deliver to the Other Holders a written notification of any conversion of this Note by the Holder pursuant to Section 3.1.
          (b) Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with sixty-one (61) days advance written notice (pursuant to Section 5.1 hereof) (the “Waiver Notice”) that the Holder would like to waive this Section 3.4(b) with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4(b) will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.
          (c) Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with a Waiver Notice, sixty-one (61) days in advance, that the Holder would like to waive Section 3.4(c) of this Note with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4(c) shall be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.
          Section 3.5 Adjustment of Conversion Price.
          (a) Until the Note has been paid in full or converted in full, the Conversion Price shall be subject to adjustment from time to time as follows (but shall not be increased, other than pursuant to Section 3.5(a)(i) hereof):

               (i) Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.5(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.
               (ii) Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:
                    (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and
                    (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.
               (iii) Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker or other issuer (as applicable) which they would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.5(a)(iii) with respect to the rights of the holders of this Note and the Other Notes; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.
               (iv) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.5(a)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.5(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.
               (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3.5(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.5(a)(iv)), or a merger or consolidation of the Maker with or into another Person where the holders of outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Maker’s properties or assets to any other Person (an “Organic Change”), then as a part of such Organic Change, (A) if the surviving entity in any such Organic Change is a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national exchange or the OTC Bulletin Board, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change, and (B) if the surviving entity in any such Organic Change is not a public company that is registered pursuant to the Exchange Act, as amended, or its common stock is not listed or quoted on a national exchange or the OTC Bulletin Board, the Holder shall have the right to demand prepayment pursuant to Section 3.6(b) hereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.5(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3.5(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note and the Other Notes) shall be applied after that event in as nearly an equivalent manner as may be practicable.
               (vi) Adjustments for Issuance of Additional Shares of Common Stock. In the event the Maker, shall, at any time, from time to time, issue or sell any additional shares of common stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 3.5(a) (“Additional Shares of Common Stock”), at a price per share less than the Conversion Price then in effect or without consideration, then the Conversion Price upon each such issuance shall be reduced to a price equal to the price (rounded to the nearest cent) determined by multiplying the Conversion Price then in effect by a fraction:

               (A) the numerator of which shall be equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Conversion Price then in effect, and
               (B) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.
               (vii) Issuance of Common Stock Equivalents. The provisions of this Section 3.5(a)(vii) shall apply if (a) the Maker, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), or (b) any rights or warrants or options to purchase any such Common Stock or Convertible Securities (collectively, the “Common Stock Equivalents”) shall be issued or sold. If the price per share for which Additional Shares of Common Stock may be issuable pursuant to any such Common Stock Equivalent shall be less than the applicable Conversion Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted to the price (rounded to the nearest cent) determined by multiplying the Conversion Price by a fraction: (1) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such warrants or options plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock (including any consideration paid upon conversion, exchange or exercise of the Common Stock Equivalents) so issued would purchase at a price per share equal to the Conversion Price then in effect, and (2) the denominator of which shall be equal to the number of shares of Common Stock that would be outstanding assuming the exercise or conversion of all such Common Stock Equivalents. No adjustments of the Conversion Price then in effect shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents if adjustment shall have previously been made pursuant to this Section.
               (viii) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents shall be issued or sold:
                    (1) in connection with any merger or consolidation in which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Maker, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or
                    (2) in the event of any consolidation or merger of the Maker in which the Maker is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Maker shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities of any corporation, the Maker shall be deemed to have issued an additional number of shares of its Common Stock determined on the basis of the exchange ratio on which the transaction was predicated for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. Following such transaction, each share of Common Stock that would have been issued hereunder shall, after such consolidation or merger, be convertible into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable upon conversion of the Note would have been entitled upon such consolidation or merger. In the event Common Stock is issued with other shares or securities or other assets of the Maker for consideration which covers both, the consideration computed as provided in this Section 3.5(a)(viii) shall be allocated among such securities and assets as determined in good faith by the Board of Directors; or
                    (3) in connection with an adjustment to the Conversion Price pursuant to Sections 3.5(a)(vi) and 3.5(a)(vii) hereof, except in the circumstances described in subsections (1) and (2) above, for any non-cash consideration, the value of the consideration other than cash received by the Maker shall be deemed to be the fair market value of such consideration, as determined reasonably and in good faith by the Maker’s Board of Directors.
          (b) Record Date. In case the Maker shall take record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.
          (c) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Maker shall not be required to make any adjustment to the Conversion Price in the case of (1) issuances of shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any grant adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, that would otherwise cause an adjustment to the Conversion Price hereunder, to the extent the same do not, in the aggregate (and on an as-converted basis), exceed ten percent (10%) of the issued and outstanding shares of Common Stock on February 11, 2008; (2) issuances of securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on February 11, 2008, provided that such securities have not been amended since February 11, 2008 to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities; (3) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, but not including a transaction with an entity whose primary business is investing in securities or a transaction, the primary purpose of which is to raise capital; (4) securities issued in any transaction that is approved in writing by the holders of more than two-thirds of the principal amount of the Notes and the Other Notes; and (5) Common Stock issued as Interest Shares on this Note or the Other Notes (each, a “Permitted Issuance”).
          (d) No Impairment. The Maker shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this Section 3.5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. In the event a Holder shall elect to convert any Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or adjoining conversion of all or of said Notes shall have issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to one hundred thirty percent (130%) of the amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder (as liquidated damages) in the event it obtains judgment.
          (e) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of this Note pursuant to this Section 3.5, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.
          (f) Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.
          (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date.

          (h) Reservation of Common Stock. The Maker shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and all interest accrued thereon; provided that the number of shares of Common Stock so reserved shall not be less than one hundred percent (100%) of the number of shares of Common Stock for which this Note is convertible into. The Maker shall, from time to time in accordance with Minnesota law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker’s obligations under this Section 3.5(h).
          (i) Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note or any interest accrued thereon require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.
          Section 3.6 Mandatory Prepayment.
          (a) Prepayment Option Upon Major Transaction. In addition to all other rights of the Holder contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of the Holder’s Notes in cash at a price equal to the sum of (i) the greater of (A) one hundred and ten percent (110%) of the aggregate principal amount of this Note plus all accrued and unpaid interest plus the Make-Whole Payment and (B) in the event at such time the Holder is unable to obtain the benefit of its conversion rights through the conversion of this Note and resale of the shares of Common Stock issuable upon conversion hereof in accordance with the terms of this Note and the other Transaction Documents or the Equity Conditions are not satisfied with respect to all such shares of Common Stock, the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price, with such Conversion Price calculated as of (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Major Transaction Prepayment Price is paid in full, whichever is less, multiplied by the VWAP, with the VWAP calculated as of (x) the date the Major Transaction Prepayment Price is demanded or otherwise due, and (y) the date the Major Transaction Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Major Transaction Prepayment Price”).
          (b) Prepayment Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined below), the Holder shall have the right, at the Holder’s option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to the sum of (i) the greater of (A) one hundred and ten percent (110%) of the aggregate principal amount of this Note plus all accrued and unpaid interest and (B) the aggregate principal amount of this Note plus all accrued but unpaid interest hereon, divided by the Conversion Price, with such Conversion Price calculated as of (x) the date the Prepayment Price (as defined below) is demanded or otherwise due or (y) the date the Prepayment Price is paid in full, whichever is less, multiplied by the VWAP, with the VWAP calculated as of (x) the date the Prepayment Price is demanded or otherwise due, and (y) the date the Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Note and the other Transaction Documents (the “Triggering Event Prepayment Price,” and, collectively with the Major Transaction Prepayment Price, the “Prepayment Price”).
          (c) “Major Transaction.” A “Major Transaction” shall be deemed to have occurred at such time as any of the following events:
               (i) the consolidation, merger or other business combination of the Maker with or into another Person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holders of the Maker’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).
               (ii) the sale or transfer of more than fifty percent (50%) of the Maker’s assets (based on the fair market value as determined in good faith by the Maker’s Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or
               (iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.
          (d) “Triggering Event.” A “Triggering Event” shall be deemed to have occurred at such time as any of the following events:
               (i) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or The New York Stock Exchange, Inc., for a period of five (5) consecutive Trading Days;
               (ii) the Maker’s notice to any holder of the Notes, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.7) or its intention not to comply with proper requests for conversion of any Notes into shares of Common Stock;
               (iii) the Maker’s failure to comply with a Conversion Notice tendered in accordance with the provisions of this Note within ten (10) business days after the receipt by the Maker of such Conversion Notice;
               (iv) the Maker deregisters its shares of Common Stock and as a result such shares of Common Stock are no longer publicly traded; or
               (v) the Maker consummates a “going private” transaction and as a result the Common Stock is no longer registered under Sections 12(b) or 12(g) of the Exchange Act.
          (e) Mechanics of Prepayment at Option of Holder Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Major Transaction”) to the Holder of this Note. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder’s Notes then outstanding by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Major Transaction”) to the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate (i) the principal amount of the Notes that such holder is electing to have prepaid and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 3.6(a) above.
          (f) Mechanics of Prepayment at Option of Holder Upon Triggering Event. Within one (1) business day after the occurrence of a Triggering Event, the Maker shall deliver written notice thereof via facsimile and overnight courier (“Notice of Triggering Event”) to each holder of the Notes. At any time after the earlier of a holder’s receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of this Note and the Other Notes then outstanding may require the Maker to prepay all of the Notes on a pro rata basis by delivering written notice thereof via facsimile and overnight courier (“Notice of Prepayment at Option of Holder Upon Triggering Event”) to the Maker, which Notice of Prepayment at Option of Holder Upon Triggering Event shall indicate (i) the amount of the Note that such holder is electing to have prepaid and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to Section 3.6(b) above. A holder shall only be permitted to require the Maker to prepay the Note pursuant to Section 3.6 hereof for the greater of a period of ten (10) days after receipt by such holder of a Notice of Triggering Event or for so long as such Triggering Event is continuing.
          (g) Payment of Prepayment Price. Upon the Maker’s receipt of a Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from any holder of the Notes, the Maker shall immediately notify each holder of the Notes by facsimile of the Maker’s receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder’s certificates representing the Notes which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to Section 3.6(f), to such holder within five (5) business days after the Maker’s receipt of a Notice of Prepayment at Option of Holder Upon Triggering Event and, in the case of a prepayment pursuant to Section 3.6(e), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder’s original Note shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount from each holder of the Notes being prepaid equal to such holder’s pro-rata amount (based on the number of Notes and Other Notes held by such holder relative to the number of Notes and Other Notes outstanding) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Notes may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Notes not prepaid shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the “Void Optional Prepayment Option”) to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this Section 3.6 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the “Void Optional Prepayment Notice”). Upon the Maker’s receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Notes submitted for prepayment and for which the applicable Prepayment Price has not been paid, (ii) the Maker shall immediately return any Notes submitted to the Maker by each holder for prepayment under this Section 3.6(g) and for which the applicable Prepayment Price has not been paid and (iii) the Conversion Price of such returned Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Prepayment of Option of Holder Upon Major Transaction or the Notice(s) of Prepayment at Option of Holder Upon Triggering Event, as the case may be, is delivered to the Maker and ending on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder’s delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker’s obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 3.6 shall have priority to payments to other stockholders in connection with a Major Transaction.
          Section 3.7 Inability to Fully Convert.
          (a) Holder’s Option if Maker Cannot Fully Convert. If, upon the Maker’s receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock for any reason, including, without limitation, because the Maker (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder’s Conversion Notice and, with respect to the unconverted portion of this Note, the Holder, solely at Holder’s option, can elect to:
               (i) if the Maker’s inability to fully convert is pursuant to Section 3.7(a)(x) above, require the Maker to prepay that portion of this Note for which the Maker is unable to issue Common Stock in accordance with the Holder’s Conversion Notice (the “Mandatory Prepayment”) at a price per share equal to the Triggering Event Prepayment Price as of such Conversion Date (the “Mandatory Prepayment Price”);
               (ii) if the Maker’s inability to fully convert is pursuant to Section 3.7(a)(y) above, require the Maker to issue restricted shares of Common Stock in accordance with such holder’s Conversion Notice;
               (iii) void its Conversion Notice and retain or have returned, as the case may be, this Note that was to be converted pursuant to the Conversion Notice (provided that the Holder’s voiding its Conversion Notice shall not effect the Maker’s obligations to make any payments which have accrued prior to the date of such notice);
               (iv) exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 3.3(c) of this Note.
In the event a Holder shall elect to convert any portion of its Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, on notice, restraining and or adjoining conversion of all or of said Notes shall have been issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to one hundred thirty percent (130%) of the principal amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.
          (b) Mechanics of Fulfilling Holder’s Election. The Maker shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.7(a) above, a notice of the Maker’s inability to fully satisfy the Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder’s Conversion Notice, (ii) the amount of this Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 3.7(a) above by delivering written notice via facsimile to the Maker (“Notice in Response to Inability to Convert”).
          (c) Payment of Prepayment Price. If the Holder shall elect to have its Notes prepaid pursuant to Section 3.7(a)(i) above, the Maker shall pay the Mandatory Prepayment Price to the Holder within thirty (30) days of the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert, provided that prior to the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on the date that is one (1) business day following the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment

Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, (ii) receive back such Note, and (iii) require that the Conversion Price of such returned Note be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Holder voided the Mandatory Prepayment and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.
          (d) Pro-rata Conversion and Prepayment. In the event the Maker receives a Conversion Notice from more than one holder of the Notes on the same day and the Maker can convert and prepay some, but not all, of the Notes pursuant to this Section 3.7, the Maker shall convert and prepay from each holder of the Notes electing to have its Notes converted and prepaid at such time an amount equal to such holder’s pro-rata amount (based on the principal amount of the Notes held by such holder relative to the principal amount of the Notes and Other Notes outstanding) of all the Notes being converted and prepaid at such time.
          Section 3.8 No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker.
ARTICLE IV
COVENANTS
          Section 4.1 For so long as this Note is outstanding, without the prior written consent of the holders of at least a majority of the aggregate principal amount of the Notes and the Other Notes outstanding (together, as one class):
          (a) Except in connection with Indebtedness incurred in connection with clause (iv) of Section 4.2 and other than Permitted Liens, the Maker shall not, and shall not permit its Subsidiaries to, enter into, create, incur, assume or suffer to exist any liens, security interests, charges, claims or other encumbrances of any kind (collectively, “Liens”) on or with respect to any of its assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.
          (b) The Maker shall, and shall cause its Subsidiaries to, comply with its obligations under this Note, the Other Notes and the other Transaction Documents.
          (c) The Maker shall, and shall cause each of its Subsidiaries to, comply with law and duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

          (d) The Maker shall not, and shall not permit its Subsidiaries to, engage in any transactions with any officer, director, employee or any Affiliate of the Maker, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Maker, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000, other than (i) for payment of reasonable salary for services actually rendered, as approved by the Board of Directors of the Maker as fair in all respects to the Maker, (ii) reimbursement for expenses incurred on behalf of the Maker, and (iii) payments to Cato Holding Company or any of its Affiliates pursuant to the terms and conditions of agreements of which copies are filed with the Securities and Exchange Commission as exhibits to Commission Documents.
          (e) The Maker shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or other equity security of the Maker or such Subsidiaries (other than dividend and distributions from a Subsidiary to the Maker), (ii) except as set forth on Schedule 3.14 of the Purchase Agreement or pursuant to the terms and conditions of the Warrants issued by the Maker in connection with the Purchase Agreement, purchase or otherwise acquire for value, directly or indirectly, any shares or other equity security of the Maker, (iii) form or create any subsidiary become a partner in any partnership or joint venture, or make any acquisition of any interest in any Person or acquire substantially all of the assets of any Person, or (iv) transfer, assign, pledge, issue or otherwise permit any equity or other ownership interests in the Subsidiaries to be beneficially owned or held by any person other than the Maker.
          (f) The Maker shall not, and shall not permit any Subsidiary to, (i) merge or consolidate or sell or dispose of all its assets or any substantial portion thereof or (ii) in any way or manner alter its organizational structure or effect a change of entity; provided, that, the Maker or any Subsidiary may (A) merge with or into another Subsidiary to the extent such other Subsidiary is a guarantor of the obligations under this Note if, following such merger, the Maker, or the beneficial owners of the Maker’s equity interests immediately prior to such merger, are the beneficial owners of all of the equity interests in the surviving entity in such merger, and (B) sell or dispose of all of its assets or any substantial portion thereof to the Maker or another Subsidiary (to the extent such other Subsidiary is guarantor of the obligations under this Note).
          (g) The Maker shall, and shall cause each of its Subsidiaries to, promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Maker and the Subsidiaries, except for such failures to pay that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Maker or such Subsidiaries shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Maker and such Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

          (h) The Maker shall, and shall cause each of its Subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.
          (i) The Maker shall conduct its businesses in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.
          (j) The Maker shall, and shall cause its Subsidiaries to, keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.
          (k) Other than with respect to the Note and Other Notes, the Maker shall not, and shall not permit any Subsidiary to, make any payment on any Indebtedness owed to officers or directors.
          (l) The Maker shall not, and shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to pay dividends or distributions to the Maker, pay any Indebtedness owed to the Maker or transfer any properties or assets to the Maker.
          (m) The Maker shall not, and shall not permit any Subsidiary to, make or suffer to exist any Investments or commitments therefor, other than Investments made in the ordinary course of business
          (n) Except in connection with Indebtedness incurred in connection with Section 4.2, the Maker shall not, and the Maker shall not permit any of its Subsidiaries to, directly or indirectly, to encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Maker and its Subsidiaries connected with and symbolized thereby, knowhow, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens.
          Section 4.2 No Indebtedness.
     (a) For so long as at least $573,115 in principal amount of Notes and Other Notes (in the aggregate) are outstanding, without the prior written consent of the holders of at least a majority of the aggregate principal amount of the Notes and the Other Notes outstanding, the Maker shall not, and shall not permit any Subsidiary to, enter into, create, incur, assume or suffer to exist any Indebtedness, other than (i) Indebtedness existing on February 11, 2008 and disclosed in the Commission Documents, (ii) to the extent no Event of Default hereunder has occurred and is continuing, Permitted Subordinated Indebtedness, (iii) the Other Notes, or (iv)

any other Indebtedness so long as (A) the principal amount of such Indebtedness (together with all other Indebtedness incurred pursuant to this Section 4.2(iv)) is in an aggregate amount of not more than $5,000,000, (B) such Indebtedness is not convertible into any Common Stock or Common Stock Equivalent and (C) any shares of Common Stock or Common Stock Equivalents issued in connection with such Indebtedness (together with all other Indebtedness incurred pursuant to this Section 4.2(iv)) are not convertible into or do not otherwise represent more than, in the aggregate, 2,000,000 shares of Common Stock (“Exempt Indebtedness”).
ARTICLE V
MISCELLANEOUS
          Section 5.1 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Maker will give written notice to the Holder at least ten (10) days prior to the date on which the Maker takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock or (z) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Maker will also give written notice to the Holder at least ten (10) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Holder prior to such information being made known to the public. The Maker shall promptly notify the Holder of this Note of any consents, amendments or waivers requested or received with respect to the Other Notes.
          Section 5.2 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.
          Section 5.3 Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.
          Section 5.4 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder’s right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.
          Section 5.5 Enforcement Expenses. The Maker agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses.
          Section 5.6 Binding Effect. The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.
          Section 5.7 Amendments. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.
          Section 5.8 Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:
“THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.”

          Section 5.9 Consent to Jurisdiction. Each of the Maker and the Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 5.9 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.
          Section 5.10 Parties in Interest. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.
          Section 5.11 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
          Section 5.12 Maker Waivers; Dispute Resolution. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands’ and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.
          (a) No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.
          (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

          (c) In the case of a dispute as to the determination of the Closing Bid Price or the VWAP or the arithmetic calculation of the Conversion Price, any adjustment to the Conversion Price, liquidated damages amount, interest or dividend calculation, or any redemption price, redemption amount, adjusted Conversion Price, or similar calculation, or as to whether a subsequent issuance of securities is prohibited hereunder or would lead to an adjustment to the Conversion Price, the Maker shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt, or deemed receipt, of the Conversion Notice, any redemption notice, default notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Maker are unable to agree upon such determination or calculation within two (2) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Maker shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Closing Price or the VWAP to an independent, reputable investment bank selected by the Maker and approved by the Holder, which approval shall not be unreasonably withheld, or (b) the disputed arithmetic calculation of the Conversion Price, adjusted Conversion Price or any redemption price, redemption amount or default amount to the Maker’s independent, outside accountant. The Maker, at the Maker’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Maker and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
          Section 5.13 Definitions. Terms used herein and not defined shall have the meanings set forth in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:
          “Affiliate” shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Maker.
          “Closing Bid Price” shall mean, on any particular date (i) the last trading price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the last trading price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last trading price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the relevant conversion period, as determined in good faith by the Holder, or (iv) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Holder and reasonably acceptable to the Maker.
          “Equity Conditions” shall mean, during the period in question, (i) the Maker shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Conversion Notices of the Holder, if any, (ii) all liquidated damages and other amounts owing to the Holder in respect of this Note and the other Transaction Documents shall have been paid, (iii) the Common Stock is trading on the Trading Market and all of the shares to be issued to the Holder pursuant to Section 1.2. Section 1.3 or Section 3.1(b) hereof, as the case may be, are listed for trading on a Trading Market (and the Maker believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (iv) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (v) there is then existing no Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vi) the issuance of the shares in question (including, as the case may be, Interest Shares) to the Holder would not violate the 4.99% or 9.99% limitations set forth in Sections 3.4(b) or 3.4(c) hereof, and (vii) no public announcement of a pending or proposed Major Transaction or Triggering Event has occurred.
          “Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, current swap agreements, interest rate hedging agreements, interest rate swaps, or other financial products, (c) all capital lease obligations that exceed $1,500,000 in the aggregate in any fiscal year, (d) all obligations or liabilities secured by a lien or encumbrance on any asset of the Maker, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets that exceed $1,500,000 in the aggregate in any fiscal year, (f) all synthetic leases, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any of the foregoing obligations of any other person; provided, however, Indebtedness shall not include (a) usual and customary trade debt incurred in the ordinary course of business and (b) endorsements for collection or deposit in the ordinary course of business.
          “Investment” means, with respect to any Person, all investments in any other Person, whether by way of extension of credit, loan, advance, purchase of stock or other ownership interest (other than ownership interests in such Person), bonds, notes, debentures or other securities, or otherwise, and whether existing on the date of this Agreement or thereafter made, but such term shall not include the cash surrender value of life insurance policies on the lives of officers or employees, excluding amounts due from customers for services or products delivered or sold in the ordinary course of business.
          “Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Maker) have been established in accordance with GAAP; and (b) Liens imposed by law which were incurred in the ordinary course of the Maker’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Maker’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Maker and its consolidated subsidiaries or

(y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien.
          “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
          “Permitted Subordinated Indebtedness” means Indebtedness incurred after February 11, 2008 that (i) shall be expressly subordinate in right of payment to this Note in form and substance satisfactory to the Lead Purchaser in its reasonable discretion, (ii) shall not mature prior to the maturity of this Note, (iii) shall not permit any payment of principal thereof prior to the payment in full of this Note (by means of redemption, acceleration or otherwise), (iv) shall not be secured by any asset, agreement or other collateral, (v) shall not permit payment of interest, principal, premium or liquidated damages (or other similar payments) at any time during the continuance of an Event of Default hereunder, and (vi) in the event of any bankruptcy, liquidation or other similar proceeding, shall provide for the payment in full of this Note prior to the payment of any amounts in respect thereof.
          “Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a national securities exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a national securities exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
          “Trading Market” means the Over the Counter Bulletin Board, the New York Stock Exchange, the Nasdaq Capital Markets, the Nasdaq Global Markets, the Nasdaq Global Select Market or the American Stock Exchange.
          “VWAP” means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Maker.

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.

ECHO THERAPEUTICS, INC.

By:

Name: Patrick T. Mooney
Title: Chief Executive Officer

EXHIBIT A
WIRE TRANSFER INSTRUCTIONS

Payee:

Bank:

Address:

Bank No.:

Account No.:

Account Name:

EXHIBIT B
FORM OF PIK NOTE

EXHIBIT C
FORM OF
NOTICE OF CONVERSION
(To be Executed by the Registered Holder in order to Convert the Note)
The undersigned hereby irrevocably elects to convert $                                          of the principal amount of the above Note No.                      into shares of Common Stock of Echo Therapeutic, Inc. (the “Maker”) according to the conditions hereof, as of the date written below.

Date of Conversion

Applicable Conversion Price

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion:

Signature

[Name]

Address:

EXHIBIT C
FORM OF
NOTICE OF CONVERSION
(To be Executed by the Registered Holder in order to Convert the Note)
The undersigned hereby irrevocably elects to convert $                                          of the principal amount of the above Note No. ______into shares of Common Stock of Echo Therapeutic, Inc. (the “Maker”) according to the conditions hereof, as of the date written below.

Date of Conversion

Applicable Conversion Price

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion:

Signature

[Name]

Address: